BRIGHTHOUSE FUNDS TRUST I

SUPPLEMENT DATED JUNE 6, 2019

TO THE

SUMMARY PROSPECTUS DATED APRIL 29, 2019

OPPENHEIMER GLOBAL EQUITY PORTFOLIO

On May 24, 2019, Invesco Ltd. acquired OppenheimerFunds, Inc. (“Oppenheimer”) (the “Acquisition”). In connection with the Acquisition, Invesco Advisers, Inc. (“Invesco”) became the subadviser to Oppenheimer Global Equity Portfolio (the “Portfolio”) and the name of the Portfolio changed to Invesco Global Equity Portfolio. All references to the former name of the Portfolio contained in the Summary Prospectus are changed to the Portfolio’s new name and all references to Oppenheimer as the Portfolio’s subadviser contained in the Summary Prospectus are changed to Invesco. The Insurance Companies (as defined in the Portfolio’s Prospectus) may continue to refer to Oppenheimer as the Portfolio’s subadviser and to the Portfolio by its former name in their forms and communications until such documents can be revised.

There are no expected changes to the Portfolio’s portfolio managers, investment objective or principal investment strategies and risks in connection with the Acquisition.

In connection with the changes described above, the following change is made to the Portfolio’s Summary Prospectus:

The subsection entitled “Management – Portfolio Manager” is deleted in its entirety and replaced with the following:

Portfolio Manager. John Delano, CFA, is the Portfolio Manager. Mr. Delano has managed the Portfolio since 2017.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE SUMMARY PROSPECTUS FOR FUTURE REFERENCE